KeyBank(logo)

Statement of Compliance

For the Period of January 1 through December 31, 2016 (Reporting Period)

Re: Morgan Stanley Capital I Inc.

Transactions per Appendix A

I, Craig Younggren, in my capacity as Senior Vice President of KeyBank National Association successor by merger to KeyCorp Real Estate Capital Markets, Inc., (KeyBank), do hereby state that:

●	A review of the Primary and Master Servicing activities of KeyBank during the Reporting Period and of its performance, pertaining to the Transactions and the related Agreements listed in Appendix A, has been made under my supervision, and,

●	To the best of my knowledge, based on such review, KeyBank has fulfilled all of its obligations pertaining to the Transactions and the related Agreements listed in Appendix A in all material respects throughout the Reporting Period.

By:	Date: 2-24-17

/s/ Craig Younggren
Craig Younggren, Senior Vice President

KeyBank National Association

11501 Outlook Street,• Suite 300 • Overland Park, KS 66211

Toll Free (888) 979-1200 • Direct (913) 317-4100 • www.key.com

(Morgan Stanley)

KeyBank National Association Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2016 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	Key Role
Asset Securitization Corporation	10/24/1997	Master/Primary
Banc of America Commercial Mortgage Inc. Series 2005-6	12/01/2005	Master/Primary
Banc of America Commercial Mortgage Inc. Series 2006-1	03/01/2006	Master/Primary
Banc of America Commercial Mortgage Inc. Series 2006-2	06/01/2006	Master
Banc of America Commercial Mortgage Inc. Series 2006-5	10/01/2006	Master/Special
Banc of America Commercial Mortgage Inc. Series 2007-1	02/01/2007	Master
Banc of America Commercial Mortgage Inc. Series 2010-K7	06/01/2010	Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2011- K13	05/01/2011	Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2010- K9	11/01/2010	Special
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2011- K13	05/01/2011	Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2011- K704	11/01/2011	Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2013- K25	02/01/2013	Primary/Special
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2015- K51	12/01/2015	Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2015- KP02	08/01/2015	Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2016 K722	06/01/2016	Master
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2016- C28	02/01/2016	Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2016- K504	01/01/2016	Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2016- K59	11/01/2016	Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2016- KX02	08/01/2016	Primary/Special
Banc of America Merrill Lynch Large Loan Inc. Series 2011-FSHN	07/01/2011	Master
Banc of America Merrill Lynch Large Loan Inc. Series 2012-CLRN	09/25/2012	Master
Banc of America Merrill Lynch Large Loan Inc. Series 2013-DSNY MZ	11/21/2013	Master/Primary/Special
Banc of America Merrill Lynch Large Loan Inc. Series 2014-INLD MZ B	12/01/2014	Special
Banc of America Merrill Lynch Large Loan Inc. Series 2015-ASHF MZ A	02/09/2015	Special
Banc of America Merrill Lynch Large Loan Inc. Series 2015-ASHF MZ B	02/09/2015	Special
Banc of America Merrill Lynch Large Loan Inc. Series 2016-ASHF	03/09/2016	Master

KeyBank National Association Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2016 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	Key Role
Banc of America Merrill Lynch Large Loan Inc. Series 2016-ASHF MZ A	03/09/2016	Master/Special
Barclays Commercial Mortgage Securities LLC Series 2012-K17	03/01/2012	Master
Barclays Commercial Mortgage Securities LLC Series 2012-K19	08/01/2012	Master
Barclays Commercial Mortgage Securities LLC Series 2012-K22	12/01/2012	Master
Barclays Commercial Mortgage Securities LLC Series 2013-K27	05/01/2013	Master
Barclays Commercial Mortgage Securities LLC Series 2013-K502	03/01/2013	Master
Barclays Commercial Mortgage Securities LLC Series 2015-RRI	06/01/2015	Master/Special
Barclays Commercial Mortgage Securities LLC Series 2015-RRI MZ A	06/04/2015	Master
Barclays Commercial Mortgage Securities LLC Series 2014-K714	01/01/2014	Primary
Barclays Commercial Mortgage Securities LLC Series 2014-KF06	12/01/2014	Primary
Barclays Commercial Mortgage Securities LLC Series 2012-K17	03/01/2012	Master
Barclays Commercial Mortgage Securities LLC Series 2012-K19	08/01/2012	Master/Primary
Barclays Commercial Mortgage Securities LLC Series 2012-K22	12/01/2012	Master/Primary
Barclays Commercial Mortgage Securities LLC Series 2012-K27	05/01/2013	Master/Primary
Barclays Commercial Mortgage Securities LLC Series 2013-K31	08/01/2013	Primary/Special
Barclays Commercial Mortgage Securities LLC Series 2013-K502	03/01/2013	Master/Primary
Barclays Commercial Mortgage Securities LLC Series 2014-K714	01/01/2014	Primary
Barclays Commercial Mortgage Securities LLC Series 2014-KF06	12/01/2014	Primary
Barclays Commercial Mortgage Securities LLC, Series 2016-K57	09/01/2016	Primary/Special
Barclays Commercial Mortgage Securities LLC, Series 2016-KF25	12/01/2016	Master/Special
Barclays Commercial Mortgage Securities LLC, Series 2016-KJ03	02/01/2016	Primary/Special
Bear Stearns Commercial Mortgage Securities Inc. Series 1999-CLF1	08/15/1999	Primary/Special
CCRE Commercial Mortgage Securities LP Series 2011-C2	12/11/2011	Master
Chase Commercial Mortgage Securities Corp. Series 1998-1	05/01/1998	Master/Primary
Chase Commercial Mortgage Securities Corp. Series 1998-2	11/10/1998	Special
Citigroup Commercial Mortgage Securities Inc. Series 2005-EMG	05/02/2005	Special
Citigroup Commercial Mortgage Securities Inc. Series 2014-GC21	05/01/2014	Primary
Citigroup Commercial Mortgage Securities Inc. Series 2016-K54	04/01/2016	Master
Colony Mortgage Capital Series 2014-FL1	04/10/2014	Master/Primary
Colony Mortgage Capital Series 2014-FL2	11/25/2014	Master
Colony Mortgage Capital Series 2015-FL3	09/29/2015	Master

KeyBank National Association Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2016 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	Key Role
Commercial Mortgage Lease-Backed Securities Series 2001-CMLB-1	02/01/2001	Special
Credit Suisse Commercial Mortgage Securities Corp, Series 2016- K1502	06/01/2016	Master
Credit Suisse First Boston Mortgage Securities Corp, Series 2015- SAND	08/17/2015	Master/Special
Credit Suisse First Boston Mortgage Securities Corp, Series 2015- SAND MZ	08/17/2015	Master
Credit Suisse First Boston Mortgage Securities Corp. Series 1998-C1	06/11/1998	Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 1998-PS2	10/01/1998	Special
Credit Suisse First Boston Mortgage Securities Corp. Series 2001-CK1	03/01/2001	Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2007-C3	06/01/2007	Master
Credit Suisse First Boston Mortgage Securities Corp. Series 2012-K705	02/01/2012	Master/Special
Credit Suisse First Boston Mortgage Securities Corp. Series 2012-KP01	10/01/2012	Master
Credit Suisse First Boston Mortgage Securities Corp. Series 2015-K44	04/01/2015	Primary/Special
Deutsche Mortgage & Asset Receiving Corporation Series 1998-C1	03/01/1998	Master/Primary
Deutsche Mortgage & Asset Receiving Corporation Series 2011-K11	03/01/2011	Primary
Deutsche Mortgage & Asset Receiving Corporation Series 2011-LC3	08/01/2011	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2012 LTRT	10/01/2012	Master/Special
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2012-CCRE1	05/01/2012	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2013-300P	08/01/2013	Master
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2013-CCRE10	08/01/2013	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2013-CCRE13	12/01/13	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2013-CCRE8	06/01/2013	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2013-CCRE9	07/01/2013	Master
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014 UBS3	06/01/2014	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014-CCRE17	05/01/2014	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014-LC15	03/01/2014	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014-UBS2	03/01/2014	Master

KeyBank National Association Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2016 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	Key Role
Deutsche Mortgage & Asset Receiving Corporation Series EQTY 2014- INNS	06/18/2014	Master/Special
Deutsche Mortgage & Asset Receiving Corporation Series EQTY 2014- MZ	06/18/2014	Master/Special
Deutsche Mortgage & Asset Receiving Corporation, COMM 2012-LC4	03/01/2012	Special
First Union Commercial Mortgage Securities Inc. Series 1998-C2	05/01/1998	Master/Primary
FORT CRE 2016-1 LLC	08/31/2016	Primary
GE Commercial Mortgage Corporation Series 2005-C1	02/17/2005	Master
GE Commercial Mortgage Corporation Series 2006-C1	03/01/2006	Primary
GFCM LLC Series 2003-1	09/01/2003	Special
Global Franchise Grantor Trust 1998-1	08/01/1998	Master/Primary/Special
Global Franchise Grantor Trust 1998-1	08/01/1998	Master/Primary/Special
GMAC Commercial Mortgage Securities Inc. Series 1997-C1	09/01/1997	Special
GMAC Commercial Mortgage Securities Inc. Series 1997-C2	12/01/1997	Special
GMAC Commercial Mortgage Securities Inc. Series 1998-C2	08/01/1998	Special
GMAC Commercial Mortgage Securities Inc. Series 1999-C2	06/01/1999	Special
GS Mortgage Securities Corporation II Series 2010-K5	02/01/2010	Special
GS Mortgage Securities Corporation II Series 2012-GCJ9	11/01/2012	Primary
GS Mortgage Securities Corporation II Series 2013-650M	10/21/2013	Master/Special
GS Mortgage Securities Corporation II Series 2013-G1	03/01/2013	Master/Primary/Special
GS Mortgage Securities Corporation II, LUXE Trust 2016-TRIP MZ	04/06/2016	Master
GS Mortgage securities Corporation II, Series 2016-2016-TRIP MZB	03/10/2016	Master
JP Morgan Chase Commercial Mortgage Securities Corp Series 2010- K6	04/01/2010	Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp Series 2011- K10	02/01/2011	Primary
JP Morgan Chase Commercial Mortgage Securities Corp Series 2016- K723	11/01/2016	Master
JP Morgan Chase Commercial Mortgage Securities Corp, Series 2015- UES	10/01/2015	Master/Primary/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2010- K6	04/01/2010	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2011- K10	02/01/2011	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2011- K14	08/01/2011	Master

KeyBank National Association Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2016 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	Key Role
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2011- K702	06/01/2011	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012- K23	12/01/2012	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012- K706	02/01/2012	Primary/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012- K710	07/01/2012	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013 Coronado MZ		Master/Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013- C15	10/01/2013	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013- K28	06/01/2013	Master/Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013- K32	09/01/2013	Master/Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013- K712	04/01/2013	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014- FBLU	02/06/2014	Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014- K36	06/27/2014	Primary/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014- KF04	08/01/2014	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2016- K53	03/01/2016	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2016- SB17	06/01/2016	Primary/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2016- SB18	07/01/2016	Primary/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2016- SB25	12/01/2016	Primary/Special
JP Morgan Commercial Mortgage Finance Corp. Series 2000-C9	01/01/2000	Master/Primary
Merrill Lynch Mortgage Investors Inc. ML-CFC Commercial Mortgage Trust 2006-2	06/01/2006	Master/Primary
Merrill Lynch Mortgage Investors Inc. ML-CFC Commercial Mortgage Trust 2007-5	03/01/2007	Master/Primary
Merrill Lynch Mortgage Investors Inc. ML-CFC Commercial Mortgage Trust 2007-8	08/01/2007	Master/Primary
Merrill Lynch Mortgage Investors Inc. Series 2005-CK11	12/01/2005	Master/Primary
Merrill Lynch Mortgage Investors Inc. Series 2006-1	11/01/2006	Master
Merrill Lynch Mortgage Investors Inc. Series 2007-C1	08/01/2007	Master/Primary

KeyBank National Association Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2016 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	Key Role
Merrill Lynch Mortgage Investors Inc. Series 2008-C1	06/01/2008	Master/Primary
Morgan Stanley Capital I Inc. Series 1999-WF1	02/01/1999	Special
Morgan Stanley Capital I Inc. Series 2004-IQ9	02/01/2005	Primary
Morgan Stanley Capital I Inc. Series 2007-IQ16	11/28/2007	Primary
Morgan Stanley Capital I Inc. Series 2011-K701	03/01/2011	Primary
Morgan Stanley Capital I Inc. Series 2012-C5	07/01/2012	Master
Morgan Stanley Capital I Inc. Series 2012-STAR	08/01/2012	Special
Morgan Stanley Capital I Inc. Series 2013-KSMC	03/01/2013	Special
Morgan Stanley Capital I Inc. Series 2015-K49	10/01/2015	Master
Morgan Stanley Capital I Inc. Series 2016-KF17	06/01/2016	Master/Special
Mortgage Capital Funding Inc. Series 1998 MC2	06/01/1998	Master/Primary
Nationslink Funding Corporation Series 1999-LTL-1	02/15/1999	Special
PaineWebber Mortgage Acceptance Corporation V Series 1999-C1	06/01/1999	Master/Primary
Ready Capital Mortgage Depositor LLC, Series 2016-3	11/30/2016	Master/Special
ReadyCap Commercial Mortgage Depositor LLC, Commercial Mortgage Trust 2014-1	10/17/2014	Master/Special
ReadyCap Commercial Mortgage Depositor LLC, Commercial Mortgage Trust 2015-2	11/30/2015	Master
Structured Asset Securities Corp II. LB Commercial Mortgage Trust Series 2007-LLF C5	08/09/2007	Master
Structured Asset Securities Corp. LB Commercial Mortgage Trust Series 2007-C3	07/11/2007	Master
Structured Asset Securities Corp. LB-UBS Commercial Mortgage Trust Series 2000-C4	11/11/2000	Master/Primary
Structured Asset Securities Corp. LB-UBS Commercial Mortgage Trust Series 2006-C7	11/13/2006	Primary
Structured Asset Securities Corp. LB-UBS Commercial Mortgage Trust Series 2007-C1	02/12/2007	Master
Structured Asset Securities Corp. LB-UBS Commercial Mortgage Trust Series 2007-C2	04/11/2007	Primary
Structured Asset Securities Corp. LB-UBS Commercial Mortgage Trust Series 2007-C7	11/12/2007	Primary
Structured Asset Security Corporation, Series 1998-C1	02/01/1998	Special
Sutherland Grantor Trust Series II,III,VI, VII & 2015-SBC4 REO I, LLC	08/04/2015	Master
U-Haul International Inc. Storage Trust 1993-1	12/01/1993	Special
VNDO 2013-PENN Mortgage Trust Series 2013-PENN	12/01/2013	Special

KeyBank National Association Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2016 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	Key Role
Wachovia Large Loan Inc. Series 2007-WHALE 8	06/01/2007	Special
Washington Mutual Asset Securities Corp. Series 2005-C1	02/01/2005	Master/Special
Washington Mutual Asset Securities Corp. Series 2006-SL1	11/01/2006	Master/Primary
Washington Mutual Asset Securities Corp. Series 2007-SL2	03/01/2007	Master/Special
Washington Mutual Asset Securities Corp. Series 2007-SL3	07/01/2007	Master/Special
Waterfall Commercial Mortgage Depositor, LLC, Series 2015-SBC5	09/10/2015	Master/Special
Waterfall Victoria Mortgage Trust Series 2011-SBC3	07/01/2012	Master/Primary
Waterfall Victoria Mortgage Trust Series 2011-SBC3(REO)	07/01/2012	Master/Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2015-KKA	03/01/2015	Master/Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2015-SB3	09/01/2015	Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2011-K15	11/01/2011	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2011-K703	09/01/2011	Primary/Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2012-K709	06/01/2012	Primary/Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2012-K711	11/01/2012	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2013-K29	07/01/2013	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2013-K34	1/01/2013	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2013-KF02	11/01/2013	Primary/Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2013-KS01	05/01/2013	Master/Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2014-K503	10/01/2014	Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2014-KS02	05/01/2014	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2015-K46	06/01/2015	Master/Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2015-KF11	11/1/2015	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2015-SB5	10/01/2015	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2016-K56	08/01/2016	Master
Wells Fargo Commercial Mortgage Securities Inc. Series 2016-K60	12/01/2016	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2016-KSW1	06/01/2016	Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2016-SB11	01/01/2016	Primary/Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2016-SB12	02/01/2016	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2016-SB21	09/01/2016	Special
Wells Fargo Commercial Mortgage Securities Series 2011-K15	11/01/2011	Primary
Wells Fargo Commercial Mortgage Securities Series 2016-K60	12/01/2016	Primary

KeyBank National Association Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2016 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	Key Role
Wells Fargo Commercial Mortgage Trust Series 2013-BTC	04/01/2013	Special